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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) - August 14, 1996




                         J. C. PENNEY COMPANY, INC.
           (Exact name of registrant as specified in its charter)





       Delaware                         1-777                   13-5583779
(State or other jurisdiction          (Commission              (IRS Employer
  of incorporation)                    File No.)             Identification No.)


 6501 Legacy Drive
 Plano, Texas                                                      75024-3698
(Address of principal                                              (Zip code)
 executive offices)

Registrant's telephone number, including area code:         (214) 431-1000
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Item 5.  Other Events.

         On August 14, 1996, J. C. Penney Company, Inc. (the "Company") entered into an Underwriting Agreement with CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") for the sale of
(a) $200,000,000 aggregate principal amount of its 7 3/8% Notes Due 2008 (the "7 3/8% Notes") at a price to the public of 99.959% of the principal amount thereof, (b) $200,000,000 aggregate principal amount of its 7.65% Debentures Due 2016 (the "7.65% Debentures") at a price to the public of 100% of the principal amount thereof, and (c) $200,000,000 aggregate principal amount of its 6.90% Debentures Due 2026 (the "6.90% Debentures") at a price to the public of 100% of the principal amount thereof (the 7 3/8% Notes, the 7.65% Debentures, and the 6.90% Debentures herein collectively called the "Debt Securities"). The closing of the sale was held on August 19, 1996. The Debt Securities are being issued pursuant to Registration Statement No. 333-06883, which was filed with the Securities and Exchange Commission (the "Commission") on June 26, 1996 and became effective on July 2, 1996, and the Prospectus dated July 2, 1996, as supplemented by the Prospectus Supplement dated August 14, 1996, which were filed with the Commission on August 16, 1996. Pursuant to the Registration Statement, debt securities were registered for offering under the Securities Act of 1933, as amended, on a continuous or delayed basis pursuant to the provisions of Rule 415.


Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 1 Underwriting Agreement among J. C. Penney Company, Inc. and the Underwriters (dated August 14, 1996).

                 4(a)     Form of 7 3/8% Note.
                 4(b)     Form of 7.65% Debenture.
                 4(c)     Form of 6.90% Debenture.

                 5 Opinion of C. R. Lotter with respect to the validity of the Debt Securities.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             J. C. PENNEY COMPANY, INC.


                                             /s/ C. R. Lotter
                                             ---------------------------------
                                             C. R. Lotter
                                             Executive Vice President,
                                             Secretary and General Counsel

Date:  August 21, 1996
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                                 Exhibit Index

Exhibit
Number                  Description
- -------                 -----------

  1 Underwriting Agreement among J. C. Penney Company, Inc. and the Underwriters (dated August 14, 1996).

  4(a)                  Form of 7 3/8% Note.
  4(b)                  Form of 7.65% Debenture.
  4(c)                  Form of 6.90% Debenture.

  5 Opinion of C. R. Lotter with respect to the validity of the Debt Securities.